UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2011

CENTERLINE HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-13237	13-3949418
(Commission File Number)	(IRS Employer Identification Number)

625 Madison Avenue, New York, NY 10022
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 317-5700

Not Applicable
(Former name or former address, if changed since last report)
.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2011, the Compensation Committee of the Board of Trustees of Centerline Holding Company (the “Registrant”) approved the 2010 bonus of Robert L. Levy, the Registrant’s President, Chief Financial Officer and Chief Operating Officer.  Mr. Levy’s bonus is $800,000, payable in cash as follows:  $400,000 on March 18, 2011, $200,000 on June 15, 2011, and $200,000 on September 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTERLINE HOLDING COMPANY
(Registrant)

BY:	/s/ Robert L. Levy
Robert L. Levy
President, Chief Financial Officer and Chief Operating Officer

\March 16, 2011